                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 6, 2002
                                ----------------
                Date of report (Date of earliest event reported)

                        Newport International Group Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        000-30587                                          23-3030650
---------------------------                    ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

11863 Wimbledon Circle, #418, Wellington, Florida           33414
--------------------------------------------------          -----
(Address of Principal Executive Offices)                  (Zip Code)

                                (561) 389-6725
                                --------------
              (Registrant's Telephone Number, Including Area Code)

                                    FORM 8-K

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

         The Board of Directors of the Company decided it was in the best interest of the Company to change its independent accountant from J.P. Spillane, CPA (the
"Former Accountant") to the firm of Rachlin Cohen & Holtz, LLP, Certified Public
Accountants. During the period from inception (December 27, 1999) through September
30, 2001 and any subsequent interim period to the date of the dismissal (February 6,
2002), the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the Former Accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a report dated November 13, 2001 on the financial statements of the Company for the period from inception (December 27, 1999) through September 30, 2001. The report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle. The Company has asked the Former
Accountant to review the disclosure and has provided them the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the disclosure.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c)      Exhibits.

         Exhibit Number                      Description
         --------------   -----------------------------------------------------
             16.0         Letter to J.P. Spillane, CPA, dated February 6, 2002.

             99.0         J.P. Spillane, CPA, Letter to the U.S. Securities and
                          Exchange Commission, dated February 6, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Newport International Group Inc.

Date:   February 6, 2002                      By: /s/ Soloman Lam
                                              --------------------------------
                                              Soloman Lam, President, and
                                              Chief Executive Officer

EXHIBIT 16.0
------------

                   NEWPORT INTERNATIONAL GROUP INC.
                    11863 Wimbledon Circle, #418,
                      Wellington, Florida 33414.
                          Tel: 561-389-6725
                          Fax: 561-333-9590

February 6, 2002

J.P. Spillane, CPA
12788 Forest Hill Blvd.
Ste. 2005
Wellington, Florida 33414

RE: Newport International Group Inc.

Dear Mr. Spillane,

         We regret to inform you that we have appointed Rachlin Cohen &
Holtz, LLP for purpose of our SEC accounting. In this connection, Newport
International Group Inc. is required to file a Form 8-K with the SEC and to include a letter from your firm agreeing with the contents of the Form 8-K or stating reasons you believe it not to be accurate.

         I am enclosing a copy of the Form 8-K which Newport International
Group, Inc. intends to file with the SEC. I am requesting that you provide a letter to accompany that filing as required by the regulations. I am enclosing a proposed letter from your firm, if you agree with it.

         I would appreciate receiving your signed letter as soon as possible.
If you have any questions, please feel free to telephone me to discuss it.

         Best personal regards.

                                           Very truly yours,

                                           /s/ Soloman Lam
                                           -------------------------------
                                           Soloman Lam, Pres.

EXHIBIT 99.0
------------

C P A
                               J.P. SPILLANE, Certified Public Accountants
                                    12788 W. Forest Hill Blvd., Suite 2005
                                                      Wellington, FL 33414
                                                     Office (561) 790-1488
                                                        Fax (561) 790-6830
American Institute of
  Certified Public Accountants

Florida Institute of
  Certified Public Accountants

                                     February 6, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20548

Ladies and Gentlemen:

We were previously principal accountants for Newport International Group,
Inc. and reported on the financial statements for the period from inception
(December 27, 1999) through September 30, 2001.  On February 6, 2002, we were dismissed.  We have read the statements included under Item 4 of its
Form 8-K dated February 6, 2002, and we agree with such statements.

                                       Very truly yours,

                                       /s/ J. P. Spillane, C. P. A.
                                       -------------------------------
                                       J. P. Spillane, C. P. A.

JPS:wsk